SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2003

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32373 (Commission File No.)	77-0551214 (I.R.S. Employer Identification Number)

455 El Camino Real

Santa Clara, California 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

On November 14, 2003, Roxio, Inc., a Delaware corporation (the “Company”) announced the resignation of R. Elliot Carpenter as the Chief Financial Officer of the Company (“CFO”) and the appointment of Nand Gangwani as CFO.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

99.1	Press Release issued by the Company on November 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2003	Roxio, Inc. (Registrant)

	By:	/s/ WILLIAM E. GROWNEY, JR.
	Name:	William E. Growney, Jr.
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on November 14, 2003.

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